Exhibit 10.5
STATE OF MISSISSIPPI

LOWDNES COUNTY



                               SECURITY AGREEMENT
                               ------------------


         THIS SECURITY AGREEMENT made and entered into as of the 21st day of December, 1995 by and between BLACK WARRIOR WIRELINE CORP., a Delaware corporation (herein the "Debtor"), and RHONDA J. JENKINS, REESE JAMES, DANNY RAY THORNTON and LANELLE A. NEEL (collectively hereinafter referred to as "Secured Party").

                              W-I-T-N-E-S-S-E-T-H:
                              --------------------

         WHEREAS, effective the 30th day of November, 1995 the Debtor and the Secured Party entered into that certain Reorganization Agreement effective as of November 30, 1995, which was amended and supplemented by that certain "Supplemental Agreement" also effective as of November 30, 1995;

         WHEREAS, pursuant to Sections 5 and 6 of the Supplemental Agreement, the Debtor is due to secure a corporate guaranty (herein the "Guaranty") of $100,000 through a pledge of its accounts receivable, to the extent and only to the extent of $100,000.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants and conditions set forth herein, the parties agree as follows:

         1. Security Interest. Subject to the applicable terms of this Security Agreement, the Debtor grants to Secured Party a "Security Interest" in the Collateral (hereafter defined) to secure the payment of the Guaranty and other obligations delineated hereafter.

         2. Obligation Secured. This Security Agreement applies to the following "Obligations":

                  (A) The Guaranty, as defined in the second preamble paragraph above.

                  (B) This Security Agreement further secures all costs incurred by Secured Party to obtain, preserve, and enforce this Security Interest, collect the Guaranty, and maintain and preserve the Collateral including, but not limited to, reasonable attorneys fees and legal expenses and expenses of sale.

         3. Collateral. "Collateral" means accounts receivable of the Debtor, including but not limited to, those accounts receivables scheduled on Exhibit "A" hereto. Despite the fact that all accounts receivable of the Debtor are pledged to secure the Guaranty, under this agreement Secured Party shall be permitted to collect not more than $100,000 from such accounts receivable.

         4.       Agreements of Debtor.
                  ---------------------

                  (A) Debtor agrees that it will: pay all costs necessary to obtain, preserve and enforce this Security Interest, collect and preserve the Collateral, including (but not limited to) reasonable attorneys' fees and legal expenses and expenses of sale; furnish Secured Party with any information on the Collateral reasonably requested by Secured Party; allow Secured Party to inspect the Collateral, and inspect and copy all records relating to the Collateral and the

Guaranty; sign any papers furnished by Secured Party which are necessary to obtain and maintain this Security Interest; perfect the Security Interest in the states of Mississippi and Alabama (using a method satisfactory to Secured Party); notify Secured Party of any change in or occurring to the Collateral, or in any fact or circumstance warranted or represented by Debtor in this Agreement.

                  (B) Debtor will not (without Secured Party's consent): sell, lease, otherwise transfer the Collateral.

         5. Representations and Warranties of the Debtor. No financing statement has been filed with respect to the Collateral, other than relating to this Security Interest; Debtor is the absolute owner of the Collateral, and it is not encumbered other than by this Security Interest (and the same will be true of Collateral acquired hereafter when acquired).

         6. Rights of Secured Party. Secured Party may, in its discretion, before or after default: take any action Debtor is required to take or which is otherwise necessary to obtain, preserve, and enforce this Security Interest, and maintain and preserve the Collateral, without notice to Debtor, and add cost of same to the Guaranty and other Obligations secured hereby (but Secured Party is under no duty to take any such action); release Collateral in its possession to Debtor, temporarily or otherwise; waive any of its rights hereunder without such waiver prohibiting the later exercise of the same or similar rights; revoke any permission or waiver previously granted to Debtor.

         7.       Default.  Any of the following is an event of Default:

                  (A) Failure of Debtor to pay the Guaranty in accordance with its terms, or failure to pay any other liabilities secured by this Security Interest on demand, or to perform any act or duty required by this Security Agreement.
                  (B) Falsity of any warranty or representation in this Agreement when made.
                  (C) Substantial change in any fact warranted or represented in this Agreement.
                  (D) Involvement of Debtor in its own bankruptcy or insolvency proceedings.
                  (E) Dissolution or other termination of Debtor's existence, merger or consolidation of Debtor with another.
                  (F)      Levy on, seizure or attachment of the Collateral.
                  (G)      Judgement against Debtor.

         If and when an event of default occurs, then: (i) the entire Guaranty shall become immediately due and payable at Secured Party's option without notice to Debtor; (ii) Secured Party may proceed to enforce payment of same and exercise any and all rights and remedies available to Secured Party under the Uniform Commercial Code, in effect in the State of Mississippi at the time of such default, as well as all other rights and remedies; (iii) Debtor shall, upon demand by Secured Party, execute all such documents as are necessary to transfer the Collateral to Secured Party.

         8. First & Prior Lien. This Security Agreement grants to Secured Party a first lien to secure the payment of the Guaranty and other obligations described herein, and extensions and renewals thereof. If Secured Party disposes of the Collateral following default, the proceeds of such disposition available to satisfy the Guaranty and other obligations shall be applied first to the Guaranty and thereafter to all remaining indebtedness secured hereby, in the order in which such remaining indebtedness was executed or contracted. For purposes of this section, an extended or renewed Guaranty will be considered executed on the date of the original Guaranty.

         9.  Miscellaneous.
             -------------

                  (A) Governing Law. The laws of the State of Mississippi shall govern the validity of this Agreement, the construction of its terms, the interpretation of the rights, the duties of the parties, the enforcement of its terms, and all other matters relating to this Agreement.

                  (B) Severability. All the terms, provisions and conditions of this Agreement shall be deemed to be severable in nature. If, for any reason, the restrictions and covenants contained herein are held to be of a scope or a length of time which is unreasonable or unenforceable, or in any other way found to be too broad or to any extent invalid, then to the extent that such restrictions and covenants are or shall be valid and enforceable under applicable law, a court of competent jurisdiction shall construe and interpret this Agreement to provide for maximum enforceability both as to scope and time and/or other provisions which shall be valid and enforceable under applicable law.
                  (C) Costs of Default. In the event of any default by any party as to any duty, warranty, or undertaking owed to another party, which default results in legal proceedings, the defaulting party shall pay, in addition to such other sums as may be due hereunder, the legal costs and expenses of such legal proceedings, including without limitation, a reasonable attorney fee.

                  (D) Amendments. This Agreement may not be amended, modified, altered, or changed in any respect whatsoever except by further agreement in writing, duly executed by all of the parties.

                  (E) Gender. All personal pronouns used in this Agreement shall include all genders, whether used in the masculine, feminine, or neuter gender. Singular nouns and pronouns shall include the plural, as may be appropriate, and vice versus.

                  (F) Notice. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been given and delivered upon personal delivery or, if mailed, upon depositing such notice in the United States mail, with first-class postage prepaid, to the address of the party as set forth below or as the same may be changed from time to time by said party in accordance with this notice provision:

         If to Debtor:                      BLACK WARRIOR WIRELINE CORP.
                                            P. O. Drawer 9188
                                            Columbus, MS  39705
                                            ATTN: William L. Jenkins

         If to Secured Party:               c/o REESE JAMES
                                            1150 Fernbank Road
                                            Steens, MS  39766

                  (G) Construction. This Agreement shall be construed in its entirety according to its plain meaning and shall not be construed against the party who provided or drafted it.
                  (H) Binding. Each and all of the covenants,  terms, provisions and agreements herein contained shall be binding upon and inure to the benefit of the parties hereto and, to the extent permitted by this Agreement, their respective heirs, legal representatives, successors and assigns. All representations and warranties made herein shall survive the execution of this Agreement.

                  (I)   Counterparts.   This   Agreement   may  be  executed  in
counterparts, each of which shall be deemed an original but all of which shall constitute one and the same instrument.

                  (J) Waiver. Debtor waives presentment, demand, notice of dishonor, protest and extension of time without notice as to any instrument and chattel paper which make up part of the Collateral.

                  (K) Photocopies. A photocopy or other reproduction of this Agreement, or any financing statement signed by the Debtor is sufficient as a financing statement.

         IN WITNESS WHEREOF, the parties have hereunto set their hands and seals on the day and date first above written.

                                            BLACK WARRIOR WIRELINE CORP.


                                            By:  /s/ William L. Jenkins
                                               --------------------------------
                                                 William L. Jenkins, President


                                                 /s/ Rhonda J. Jenkins
                                               --------------------------------
                                               RHONDA J. JENKINS


                                                 /s/ Reese James
                                               --------------------------------
                                               REESE JAMES


                                                 /s/ Danny Ray Thornton
                                               --------------------------------
                                               DANNY RAY THORNTON


                                                 /s/ Lanelle A. Neel
                                               --------------------------------
                                               LANELLE A. NEEL

                      LIST OF EXHIBITS NOT HEREIN INCLUDED

EXHIBIT A: LIST OF ACCOUNTS RECEIVABLE PLEDGED